SUPPLEMENT DATED JULY 27, 2004
                              TO THE PROSPECTUS OF

                      VALUEMARK(R) II/III VARIABLE ANNUITY
                        VALUEMARK(R) IV VARIABLE ANNUITY
                    VALUEMARK(R) INCOME PLUS VARIABLE ANNUITY
                     USALLIANZ ALTERITY(R) VARIABLE ANNUITY
                      USALLIANZ REWARDS(R) VARIABLE ANNUITY
                    USALLIANZ CHARTER(R) II VARIABLE ANNUITY
               DATED APRIL 30, 2004 AS SUPPLEMENTED JUNE 18, 2004

                    USALLIANZ HIGH FIVE(TM) VARIABLE ANNUITY
                 USALLIANZ HIGH FIVE(TM) BONUS VARIABLE ANNUITY
       DATED APRIL 30, 2004 AS SUPPLEMENTED MAY 14, 2004 AND JUNE 18, 2004

                                    ISSUED BY
                 ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
                         ALLIANZ LIFE VARIABLE ACCOUNT B

THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN THE PROSPECTUS AND SHOULD BE ATTACHED TO THE PROSPECTUS AND RETAINED FOR FUTURE REFERENCE.

Effective July 27, 2004, USAllianz Advisers, LLC has entered into an agreement with Legg Mason Funds Management, Inc. ("LMFM") pursuant to which LMFM has been retained as the subadviser of the USAZ PIMCO PEA Growth and Income Fund, which will now be known as the USAZ Legg Mason Value Fund (the "Fund"). The portfolio manager of the USAZ PIMCO PEA Growth and Income Fund resigned in April 2004.

In the Investment Options table in the prospectus, the Objective for the USAZ PIMCO PEA Growth & Income Fund (now known as the USAZ Legg Mason Value Fund) no longer includes a secondary emphasis on income and the Primary Investments description is replaced with the following:

     Invests primarily in equity securities that, in the subadviser's opinion, offer the potential for capital growth.


                                                                    PRO-004-0404